                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF

                      APPLIED GRAPHICS TECHNOLOGIES, INC.
                           AT $0.85 NET PER SHARE BY
                            KAGT ACQUISITION CORP.,
                          A WHOLLY-OWNED SUBSIDIARY OF
                              KAGT HOLDINGS, INC.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     As set forth in Section 2 of the Offer to Purchase (as defined below), this form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates representing shares of common stock, par value $0.01 per share (the "Shares"), of Applied Graphics Technologies, Inc., a Delaware corporation (the "Company"), are not immediately available or if the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in the Offer to Purchase). This form may be delivered by hand to the Depositary or transmitted by facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution (as defined in the Offer to Purchase). See Section 2 of the Offer to Purchase.

                                The Depositary:

                              THE BANK OF NEW YORK

                    By Mail:                              By Hand or Overnight Delivery:
              The Bank of New York                             The Bank of New York
          Tender & Exchange Department                 Tender & Exchange Department-11 West
                 P.O. Box 11248                                 101 Barclay Street
             Church Street Station                   Receive and Deliver Window-Street Level
            New York, NY 10286-1248                             New York, NY 10286

                       For Notice of Guaranteed Delivery:
                        (for Eligible Institutions only)
                           By Facsimile Transmission:
                                 (212) 815-6433

                    To Confirm Facsimile Transmission Only:
                                 (212) 815-6212

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

     The guarantee on the reverse side must be completed.

Ladies and Gentlemen:

     The undersigned hereby tenders to KAGT Acquisition Corp., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of KAGT Holdings, Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated June 20, 2003 (the "Offer to Purchase") and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares set forth below, all pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase.

Name(s) of Record Holder(s):
------------------------------------------------------------------------
                                               PLEASE PRINT

Address(es):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        Zip Code

Daytime Area Code and Tel. No.:
----------------------------------------------------------------------

Signature(s):
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Number of Shares:
--------------------------------------------------------------------------------

Certificate Nos. (if available):
--------------------------------------------------------------------------

(Check box if Shares will be tendered by book-entry transfer)

[ ] The Depository Trust Company

Account Number:
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Transaction Code No.:
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Dated:
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

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, hereby guarantees to deliver to the Depositary either the certificates representing the Shares tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to such Shares, in any such case together with a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other required documents, within three trading days (as defined in the Letter of Transmittal) after the date hereof.

     The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:
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Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                                                        Zip Code

Area Code and Tel. No:
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Authorized Signature:
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Name:
--------------------------------------------------------------------------------
                                 PLEASE TYPE OR PRINT

Title:
--------------------------------------------------------------------------------

Dated:
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NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES FOR
      SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.